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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) FEBRUARY 25, 2000
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                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

       DELAWARE                     000-22366                  94-2878499
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)

                  215 FOURIER AVENUE, FREMONT, CALIFORNIA        94539
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                  (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code    (510) 657-7400
                                                  -----------------------------

                                      NONE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On February 25, 2000, the Registrant issued a press release announcing a follow-on offering of shares of common stock.

Item 7.  Exhibits.

         Press Release disseminated on February 25, 2000 announcing a follow-on offering of common stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CREDENCE SYSTEMS CORPORATION
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                                             (Registrant)


Date:  February 29, 2000                     By /s/ DENNIS WOLF
                                               --------------------------------
                                             Name:    Dennis P. Wolf
                                             Title:   Executive Vice President,
                                                      Chief Financial
                                                      Officer and Secretary


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                                INDEX TO EXHIBITS


         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------
          99.1 Press Release disseminated on February 25, 2000 announcing a follow-on offering of common stock.